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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 20, 1996
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                     First Financial Caribbean Corporation
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            (Exact name of registrant as specified in this charter)


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
               Puerto Rico                      0-17224                         66-0312162
        ----------------------------     ---------------------      ---------------------------------
        (State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
         of incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico             00920
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (809) 749-7100
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ITEM 5.  OTHER EVENTS

     On March 20, 1996, First Financial Caribbean Corporation (the "Company") announced that it was redeeming all outstanding shares of its 10 1/2% Cumulative Convertible Preferred Stock, Series A (the "Series A Preferred Stock") on May 10, 1996, at a redemption price of $10.90 per share, plus accrued and unpaid dividends from April 1, 1996 through May 10, 1996. The Company also announced that it would pay the regular quarterly dividend on the Series A Preferred Stock on April 1, 1996, to holders of record on March 14, 1996, as previously announced.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99    Press Release dated March 20, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              FIRST FINANCIAL CARIBBEAN CORPORATION


                              By:       /s/ Ricardo Melendez
                                 ----------------------------------
                                            Ricardo Melendez
                                    Vice President and Controller



Date: March 25, 1996

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                                 EXHIBIT INDEX

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EXHIBIT NUMBER                    DESCRIPTION                      PAGE
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      99                Press Release dated March 20, 1996

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